EX-33.5
Certification Regarding Compliance with Applicable Servicing Criteria


1. Wilshire Credit Corporation ("Wilshire") is responsible for assessing compliance with the servicing criteria applicable to it under paragraph (d) of Item 1122 of Regulation AB, as of and for the 12-month period ended December 31, 2007 (the "Reporting Period"), as set forth in Appendix A hereto. The transactions covered by this report include the asset-backed securities transactions attached hereto as Appendix B, for which Wilshire acted as servicer involving residential mortgage loans (the "Platform");

2. Wilshire has engaged certain vendor(s), which are not servicers as defined in Item 1101(j) of Regulation AB (the "Vendors"), to perform specific, limited or scripted activities, and Wilshire elects to take responsibility for assessing compliance with the servicing criteria or portion of the servicing criteria applicable to such Vendors' activities as set forth in Appendix A hereto;

3. Except as set forth in paragraph 4 below, Wilshire used the criteria set forth in paragraph (d) of Item 1122 of Regulation AB to assess the compliance with the applicable servicing criteria;

4. The criteria listed in the column titled "Inapplicable Servicing Criteria" on Appendix A hereto are inapplicable to Wilshire based on the activities it performs, directly or through its Vendors, with respect to the Platform;

5. Wilshire has complied, in all material respects, with the applicable servicing criteria as of December 31, 2007 and for the Reporting Period with respect to the Platform taken as a whole;

6. Wilshire has not identified and is not aware of any material instance of noncompliance by the Vendors with the applicable servicing criteria as of December 31, 2007 and for the Reporting Period with respect to the Platform taken as a whole;

7. Wilshire has not identified any material deficiency in its policies and procedures to monitor the compliance by the Vendors with the applicable servicing criteria as of December 31, 2007 and for the Reporting Period with respect to the Platform taken as a whole; and

8. Deloitte & Touche LLP, a registered public accounting firm, has issued an attestation report on Wilshire's assessment of compliance with the applicable servicing criteria for the Reporting Period.



February 26, 2008

Wilshire Credit Corporation


By: /s/ Ken Frye
Ken Frye
Senior vice President, Loan Servicing


(page)


APPENDIX A

                                                                                                         INAPPLICABLE
                                                                       APPLICABLE                        SERVICING
                                SERVICING CRITERIA                     SERVICING CRITERIA                CRITERIA

                                                                                Performed           Performed by
                                                                                by                  subservicer(s)   NOT
                                                                                Vendor(s)           or vendor(s)     performed by
                                                                                for which           for which        Wilshire or by
                                                                   Performed    Wilshire is         Wilshire is      subservicer(s)
                                                                   Directly     the                 NOT the          or vendor(s)
                                                                   by           Responsible         Responsible      retained by
Reference                            Criteria                      Wilshire     Party               Party            Wilshire
                General Servicing Considerations

1122(d)(1)(i)   Policies and procedures are instituted                 X^1
                to monitor any performance or other
                triggers and events of default in
                accordance with the transaction
                agreements.

1122(d)(1)(ii)  If any material servicing activities                   X
                are outsourced to third parties, policies
                and procedures are instituted to monitor
                the third party's performance and
                compliance with such servicing
                activities.

1122(d)(1)(iii) Any requirements in the transaction                                                                      X^2
                agreements to maintain a back-up servicer
                for the pool assets are maintained.

1122(d)(1)(iv)  A fidelity bond and errors and                         X
                omissions policy is in effect on the
                party participating in the servicing
                function throughout the reporting period
                in the amount of coverage required by and
                otherwise in accordance with the terms of
                the transaction agreements.

                Cash Collection and Administration

1122(d)(2)(i)   Payments on pool assets are deposited                  X^3          X^4
                into the appropriate custodial bank
                accounts and related bank clearing
                accounts no more than two business days
                following receipt, or such other number
                of days specified in the transaction
                agreements.

1122(d)(2)(ii)  Disbursements made via wire transfer on                X^5
                behalf of an obligor or to investor are
                made only by authorized personnel.

1122(d)(2)(iii) Advances of funds or guarantees                        X
                regarding collections, cash flows or
                distributions, and any interest or other
                fees charged for such advances, are made,
                reviewed and approved as specified in
                the transaction agreements.

1122(d)(2)(iv)  The related accounts for the                           X^6
                transaction, such as cash reserve
                accounts or accounts established as a
                form of overcollateralization, are
                separately maintained (e.g., with respect
                to commingling of cash) as set forth in
                the transaction agreements.

                                                                                                         INAPPLICABLE
                                                                       APPLICABLE                        SERVICING
                                SERVICING CRITERIA                     SERVICING CRITERIA                CRITERIA

                                                                                Performed           Performed by
                                                                                by                  subservicer(s)   NOT
                                                                                Vendor(s)           or vendor(s)     performed by
                                                                                for which           for which        Wilshire or by
                                                                   Performed    Wilshire is         Wilshire is      subservicer(s)
                                                                   Directly     the                 NOT the          or vendor(s)
                                                                   by           Responsible         Responsible      retained by
Reference                            Criteria                      Wilshire     Party               Party            Wilshire

1122(d)(2)(v)   Each custodial account is maintained at                X^7
                a federally insured depository
                institution as set forth in the
                transaction agreements. For purposes of
                this criterion, "federally insured
                depository institution" with respect to a
                foreign financial institution means a
                foreign financial institution that meets
                the requirements of Rule 13k-1(b)(1)
                of the Securities Exchange Act.

1122(d)(2)(vi)  Unissued checks are safeguarded so as                  X
                to prevent unauthorized access.

1122(d)(2)(vii) Reconciliations are prepared on a                      X^8
                monthly basis for all asset-backed
                securities related bank accounts,
                including custodial accounts and related
                bank clearing accounts. These
                reconciliations: are (A) mathematically
                accurate; (B) prepared within 30
                calendar days after the bank statement
                cutoff date, or such other number of days
                specified in the transaction agreements;
                (C) reviewed and approved by someone
                other than the person who prepared the
                reconciliation; and (D) contain
                explanations for reconciling items.
                These reconciling items are resolved
                within 90 calendar days of their original
                identification, or such other number of
                days specified in the transaction
                agreements.

                Investor Remittances and Reporting

1122(d)(3)(i)   Reports to investors, including those                  X^9
                to be filed with the Commission, are
                maintained in accordance with the
                transaction agreements and applicable
                Commission requirements. Specifically,
                such reports: (A) are prepared in
                accordance with timeframes and other
                terms set forth in the transaction
                agreements; (B) provide information
                calculated in accordance with the terms
                specified in the transaction agreements;
                (C) are filed with the Commission as
                required by its rules and regulations;
                and (D) agree with the investors' or
                trustee's records as to the total unpaid
                principal balance and number of pool
                assets serviced by the Servicer.

1122(d)(3)(ii)  Amounts due to investors are allocated                 X^10
                and remitted in accordance with
                timeframes, distribution priority and
                other terms set forth in the transaction
                agreements.

1122(d)(3)(iii) Disbursements made to an investor are                  X
                posted within two business days to the
                Servicer's investor records, or such other
                number of days specified in the transaction
                agreements.

                                                                                                         INAPPLICABLE
                                                                       APPLICABLE                        SERVICING
                                SERVICING CRITERIA                     SERVICING CRITERIA                CRITERIA

                                                                                Performed           Performed by
                                                                                by                  subservicer(s)   NOT
                                                                                Vendor(s)           or vendor(s)     performed by
                                                                                for which           for which        Wilshire or by
                                                                   Performed    Wilshire is         Wilshire is      subservicer(s)
                                                                   Directly     the                 NOT the          or vendor(s)
                                                                   by           Responsible         Responsible      retained by
Reference                            Criteria                      Wilshire     Party               Party            Wilshire

1122(d)(3)(iv)  Amounts remitted to investors per the                  X^11
                investor reports agree with cancelled
                checks, or other form of payment, or
                custodial bank statements.

                Pool Asset Administration

1122(d)(4)(i)   Collateral or security on pool assets                  X
                is maintained as required by the
                transaction agreements or related mortgage
                loan documents.

1122(d)(4)(ii)  Pool assets and related documents are                  X^12
                safeguarded as required by the
                transaction agreements.

1122(d)(4)(iii) Any additions, removals or                             X^13
                substitutions to the asset pool are made,
                reviewed and approved in accordance with
                any conditions or requirements in the
                transaction agreements.

1122(d)(4)(iv)  Payments on pool assets, including any                 X
                payoffs, made in accordance with related
                pool asset documents are posted to the
                Servicer's obligor records maintained no
                more than two business days after
                receipt, or such other number of days
                specified in the transaction agreements,
                and allocated to principal, interest or
                other items (e.g., escrow) in accordance
                with the related pool asset documents.

1122(d)(4)(v)   The Servicer's records regarding the                   X
                pool assets agree with the Servicer's
                records with respect to an obligor's
                unpaid principal balance.

1122(d)(4)(vi)  Changes with respect to the terms or                   X
                status of an obligor's pool asset (e.g.,
                loan modifications or re-agings) are
                made, reviewed and approved by authorized
                personnel in accordance with the
                transaction agreements and related pool
                asset documents.

1122(d)(4)(vii) Loss mitigation or recovery actions                    X
                (e.g., forbearance plans, modifications
                and deeds in lieu of foreclosure,
                foreclosures and repossessions, as
                applicable) are initiated, conducted and
                concluded in accordance with
                the timeframes or other requirements
                established by the transaction
                agreements.

1122(d)(4)(viii)Records documenting collection efforts                 X
                are maintained during the period a pool
                asset is delinquent in accordance with
                the transaction agreements. Such records
                are maintained on at least a monthly
                basis, or such other period specified in
                the transaction agreements, and describe
                the entity's activities in monitoring
                delinquent pool assets including, for
                example, phone calls, letters and
                payment rescheduling plans in cases where
                delinquency is deemed temporary (e.g.,
                illness or unemployment).

1122(d)(4)(ix)  Adjustments to interest rates or rates                 X
                of return for pool assets with variable
                rates are computed based on the related
                pool asset documents.

                                                                                                         INAPPLICABLE
                                                                       APPLICABLE                        SERVICING
                                SERVICING CRITERIA                     SERVICING CRITERIA                CRITERIA

                                                                                Performed           Performed by
                                                                                by                  subservicer(s)   NOT
                                                                                Vendor(s)           or vendor(s)     performed by
                                                                                for which           for which        Wilshire or by
                                                                   Performed    Wilshire is         Wilshire is      subservicer(s)
                                                                   Directly     the                 NOT the          or vendor(s)
                                                                   by           Responsible         Responsible      retained by
Reference                            Criteria                      Wilshire     Party               Party            Wilshire

1122(d)(4)(x)   Regarding any funds held in trust for                  X
                an obligor (such as escrow accounts): (A)
                such funds are analyzed, in accordance
                with the obligor's pool asset documents,
                on at least an annual basis, or such
                other period specified in the transaction
                agreements; (B) interest on such funds is
                paid, or credited, to obligors in
                accordance with applicable pool asset
                documents and state laws; and (C) such
                funds are returned to the obligor within
                30 calendar days of full repayment of the
                related pool asset, or such other number
                of days specified in the transaction
                agreements.

1122(d)(4)(xi)  Payments made on behalf of an obligor                  X^14                             X
                (such as tax or insurance payments) are
                made on or before the related penalty or
                expiration dates, as indicated on the
                appropriate bills or notices for such
                payments, provided that such support has
                been received by the Servicer at least 30
                calendar days prior to these dates, or
                such other number of days specified in
                the transaction agreements.

1122(d)(4)(xii) Any late payment penalties in                          X^15                             X
                connection with any payment to be made on
                behalf of an obligor are paid from the
                Servicer's funds and not charged to the
                obligor, unless the late payment was due
                to the obligor's error or omission.

1122(d)(4)(xiii)Disbursements made on behalf of an                     X
                obligor are posted within two business
                days to the obligor's records maintained
                by the Servicer, or such other number of
                days specified in the transaction
                agreements.

1122(d)(4)(xiv) Delinquencies, charge-offs and                         X
                uncollectible accounts are recognized and
                recorded in accordance with the
                transaction agreements.

1122(d)(4)(xv)  Any external enhancement or other                                                                        X^16
                support identified in Item
                1114(a)(1) through (3) or Item 1115 of
                this Regulation AB, is maintained as set
                forth in the transaction agreements.


1 Wilshire institutes policies and procedures to monitor only those performance or other triggers and events of default it is responsible for monitoring as set forth in the transaction agreements. Wilshire does not monitor deal triggers.

2 There is no requirement in the transaction agreements to maintain a back-up servicer.

3  Wilshire performs this criterion except for the specific, limited activities performed by its lockbox vendor. In addition, Wilshire is only responsible for those custodial accounts held by it as set forth in the transaction agreements.

4 With respect to the specific, limited activities performed by its lockbox vendor, Wilshire has elected to take responsibility for assessing compliance with this portion of the criterion as permitted by SEC Telephone Interpretation 17.06.

5 Wilshire makes disbursements to the party specified under the applicable transaction agreements. Wilshire does not make disbursements to the certificate holders.

6 Wilshire only maintains those accounts it is responsible for as set forth in the transaction agreements.

7 Wilshire only maintains those custodial accounts it is responsible for as set forth in the transaction agreements.

8 Wilshire only performs reconciliations for those asset-backed securities related bank accounts it is responsible for under the transaction agreements.

9 Wilshire only maintains reports it is responsible for as specified in the transaction agreements. Wilshire does not calculate the waterfall, provide reports to the certificate holders or file reports with the Commission.

10 Wilshire allocates and remits loan payments to the party specified under the transaction agreements. Wilshire does not allocate nor remit payments to the certificate holders.

11 Wilshire only remits funds and provides reports to the party set forth in the transaction agreements. Wilshire does not remit funds or provide reports to the certificate holders.

12 Wilshire safeguards those pool assets and related documents it receives as set forth in the transaction agreements.

13 At the request of the party specified under the transaction agreements, Wilshire facilitates the making of certain additions, removals or substitutions to the asset pool.

14 Wilshire retains a vendor, ZC Sterling Insurance Agency, Inc., to provide certain insurance payment data. ZC Sterling Insurance Agency, Inc. has provided an assessment and attestation for this activity. Wilshire retains a vendor, Landamerica Tax and Flood Services, Inc., to provide certain tax payment data. Landamerica Tax and Flood Services, Inc. has provided an assessment and attestation for this activity.

15 Wilshire retains a vendor, ZC Sterling Insurance Agency, Inc., to provide certain insurance payment data. ZC Sterling Insurance Agency, Inc. has provided an assessment and attestation on this activity. Wilshire retains a vendor, Landamerica Tax and Flood Services, Inc., to provide certain tax payment data. Landamerica Tax and Flood Services, Inc. has provided an assessment and attestation for this activity.

16 The transaction agreements do not require Wilshire to perform this criterion.



(page)


APPENDIX B


WILSHIRE CREDIT CORPORATION
SECURITIES TRANSACTIONS


Pool Description          Verbiage
436  MLMI 2006-SL1        Pooling & Servicing Agreement dated as of January 1, 2006 between Merrill Lynch Mortgage Investors, Inc.,
                          Depositor, Wilshire Credit Corporation, Servicer, and Lasalle Bank National Association, Trustee for the
                          Merrill Lynch Mortgage Investors Trust, Series 2006-SL1

576  RFC Master Serviced  2007-RP1, 2007-RP2, 2007-RP3, 2007-RP4, 2007-RP5, 2007-SP1, 2007-SP2, 2007-SP3, 2006-RP1, 2006-RP2,
                          2006-RP3, 2006-RP4, 2006-SP1, 2006-SP2, 2006-SP3, 2006-SP4

623  MLMI 2006-HE1        Pooling & Servicing Agreement dated as of January 1, 2006 between Merrill Lynch Mortgage Investors, Inc.,
                          Depositor, Wilshire Credit Corporation, Servicer, and Wells Fargo Bank, N.A., Trustee for the Merrill
                          Lynch Mortgage Investors Trust, Series 2006-HE1

628  MLMI 2006-WMC1       Pooling & Servicing Agreement dated as of January 1, 2006 between Merrill Lynch Mortgage Investors, Inc.,
                          Depositor, Wilshire Credit Corporation, Servicer, and Wells Fargo Bank, N.A., Trustee for the Merrill
                          Lynch Mortgage Investors Trust, Series 2006-WMC1

635  CSFB HEMT 2006-1     Pooling & Servicing Agreement dated as of February 1, 2006 between Credit Suisse First Boston Mortgage
                          Securities Corp., Depositor, DLJ Mortgage Capital, Inc., Seller, Wilshire Credit Corporation, Servicer,
                          Ocwen Loan Servicing, LLC, Servicer, Select Portfolio Servicing, Inc., Special Servicer and U.S. Bank
                          National Association, Trustee for the Home Equity Mortgage Trust Series 2006-1

636  MLMI 2006-RM1        Pooling & Servicing Agreement dated as of January 1, 2006 between Merrill Lynch Mortgage Investors, Inc.,
                          Depositor, Wilshire Credit Corporation, Servicer, and Lasalle Bunk National Association, Trustee for the
                          Merrill Lynch Mortgage Investors Trust, Series 2006-RM1

637  MLMI 2006-WMC2       Pooling & Servicing Agreement dated as of March 1, 2006 between Merrill Lynch Mortgage Investors, Inc.,
                          Depositor, Wilshire Credit Corporation, Servicer, and Lasalle Bank National Association, Trustee for the
                          Merrill Lynch Mortgage Investors Trust, Series 2006-WMC2

639  MLMI 2006-HE2        Pooling & Servicing Agreement dated as of March 1, 2006 between Merrill Lynch Mortgage Investors, Inc.,
                          Depositor, Wilshire Credit Corporation, Servicer, and Lasalle Bank National Association, Trustee for the
                          Merrill Lynch Mortgage Investors Trust, Series 2006-HE2

643  MLMI 2006-AR1        Pooling & Servicing Agreement dated as of April 1, 2006 between Merrill Lynch Mortgage Investors, Inc.,
                          Depositor, Wilshire Credit Corporation, Servicer, and Lasalle Bank National Association, Trustee for the
                          Merrill Lynch Mortgage Investors Trust. Series 2006-AR1

644  CSFB HEMT 2006-2     Servicing Agreement dated as of April 28, 2006 between Wilshire Credit Corporation, Servicer, Ocwen Loan
                          Servicing, LLC, Servicer, PNC Bank, N.A., Servicer, Select Portfolio Servicing, Inc., Special Servicer
                          Home Equity Mortgage Trust 2006-2, Issuer and U.S. Bank National Association, Indenture Trustee

652  MLMI 2006-RM2        Pooling & Servicing Agreement dated as of May 1, 2006 between Merrill Lynch Mortgage Investors, Inc.,
                          Depositor, Wilshire Credit Corporation, Servicer, and Lasalle Bank National Association, Trustee for the
                          Merrill Lynch Mortgage Investors Trust, Series 2006-RM2

653  CSFB HEMT 2006-3     Pooling & Servicing Agreement dated as of June 1, 2006 between Credit Suisse First Boston Mortgage
                          Securities Corp., Depositor, DLJ Mortgage Capital, Inc.. Seller, Wilshire Credit Corporation, Servicer,
                          Ocwen Loan Servicing, LLC, Servicer, Select Portfolio Servicing, Inc., Servicer and Special Servicer and
                          U.S. Bank National Association, Trustee for the Home Equity Mortgage Trust Series 2006-3

657  MLMI 2006-AHL1       Pooling & Servicing Agreement dated as of June 1, 2006 between Merrill Lynch Mortgage Investors, Inc.,
                          Depositor, Wilshire Credit Corporation, Servicer, and Lasalle Bank National Association, Trustee for the
                          Merrill Lynch Mortgage Investors Trust, Series 2006-AHL1

659  MLMI 2006-HE3        Pooling & Servicing Agreement dated as of June 1, 2006 between Merrill Lynch Mortgage Investors, Inc.,
                          Depositor, Wilshire Credit Corporation, Servicer, and Lasalle Bank National Association, Trustee for the
                          Merrill Lynch Mortgage Investors Trust, Series 2006-HE3

660  MLMI 2006-FM1        Pooling & Servicing Agreement dated as of June 1, 2006 between Merrill Lynch Mortgage Investors, Inc.,
                          Depositor, Wilshire Credit Corporation, Servicer, and Lasalle Bank National Association, Trustee for the
                          Merrill Lynch Mortgage Investors Trust, Series 2006-FM1


(page)


665  MLMI 2006-SL2        Pooling & Servicing Agreement dated as of July 1, 2006 between Merrill Lynch Mortgage Investors, Inc.,
                          Depositor, Wilshire Credit Corporation, Servicer, and Lasalle Bank National Association, Trustee for the
                          Merrill Lynch Mortgage Investors Trust, Series 2006-SL2

669  MLMI 2006-HE4        Pooling & Servicing Agreement dated as of July 1, 2006 between Merrill Lynch Mortgage Investors, Inc.,
                          Depositor, Wilshire Credit Corporation, Servicer, and Lasalle Bank National Association, Trustee for the
                          Merrill Lynch Mortgage Investors Trust, Series 2006-HE4

674  MLMI 2006-SD1        Pooling & Servicing Agreement dated as of August 1, 2006 between Merrill Lynch Mortgage Investors, Inc.,
                          Depositor, Wilshire Credit Corporation, Servicer, and Lasalle Bank National Association, Trustee for the
                          Merrill Lynch Mortgage Investors Trust, Series 2006-SD1

676  MLMI 2006-HE5        Pooling & Servicing Agreement dated as of September 1, 2006, between Merrill Lynch Mortgage Investors,
                          Inc., Depositor, LaSalle Bank National Association, Master Servicer and Securities Administrator, Indymac
                          Bank, FSB, Servicer, Wilshire Credit Corporation, Servicer, and Citibank, N.A., Trustee for MLMI 2006-HE5

679  MLMI 2006-MLN1       Pooling & Servicing Agreement dated as of September 1, 2006 between Merrill Lynch Mortgage Investors,
                          Inc., Depositor, Wilshire Credit Corporation, Servicer, and Lasalle Bank National Association, Trustee
                          for the Merrill Lynch Mortgage Investors Trust, Series 2006-MLN1

680  MLMI 2006-RM4        Pooling & Servicing Agreement dated as of September 1, 2006 between Merrill Lynch Mortgage Investors,
                          Inc., Depositor, Wilshire Credit Corporation, Servicer, and Lasalle Bank National Association, Trustee
                          for the Merrill Lynch Mortgage Investors Trust, Series 2006-RM4

685  MLMI 2006-RM5        Pooling & Servicing Agreement dated as of October 1, 2006 between Merrill Lynch Mortgage Investors, Inc.,
                          Depositor, Wilshire Credit Corporation, Servicer, and Lasalle Bank National Association, Trustee for the
                          Merrill Lynch Mortgage Investors Trust, Series 2006-RM5

689  MLMI 2006-HE6        Pooling & Servicing Agreement dated as of December 1, 2006 between Merrill Lynch Mortgage Investors,
                          Inc., Depositor, Wilshire Credit Corporation, Servicer, and Lasalle Bank National Association, Trustee
                          for the Merrill Lynch Mortgage Investors Trust, Series 2006-HE6

692  MLMI 2007-SL1        Mortgage Loan Servicing Agreement dated as of May 1, 2007 between Wilshire Credit Corporation, Servicer,
                          Litton Loan Servicing LP, Servicer, LaSalle Bank National Association, Master Servicer and Securities
                          Administrator, Merrill Lynch Mortgage Investors Trust, Series 2007-SL1, Issuing Entity, Citibank, N.A.,
                          Indenture Trustee, Merrill Lynch Mortgage Investors, Inc., Depositor, Merrill Lynch Mortgage Lending,
                          Inc., Sponsor for the Merrill Lynch Mortgage Investors Trust, Series 2007-SL1

693  MANA 2007-A1         MANA Series 2007-A1, The Reconstituted Servicing Agreement dated as of January 1, 2007 (the "Agreement"),
                          Merrill Lynch Mortgage Investors, Inc., (the "Depositor") and Wilshire Credit Corporation, (the
                          "Servicer").

694  MLMI 2007-MLN1       Pooling & Servicing Agreement dated as of April 1, 2007 between Merrill Lynch Mortgage Investors, Inc.,
                          Depositor, Wilshire Credit Corporation, Servicer, and Deutsche Bank National Trust Company, Trustee for
                          the Merrill Lynch Mortgage Investors Trust, Series 2007-MLN1

1406 MLMI SURF 2006-AB1   Pooling & Servicing Agreement dated as of February 1, 2006 between Merrill Lynch Mortgage Investors,
                          Inc., Depositor, Wilshire Credit Corporation, Servicer, and U.S. Bank National Association, Trustee for
                          SURF 2006-AB1

1407 MLMI SURF 2006-BC1   Pooling & Servicing Agreement dated as of February 1, 2006 between Merrill Lynch Mortgage Investors, Inc.,
                          Depositor, Wilshire Credit Corporation, Servicer, and U.S. Bank National Association, Trustee for SURF
                          2006-BC1

1408 MLMI SURF 2006-BC2   Pooling & Servicing Agreement dated as of March 1, 2006 between Merrill Lynch Mortgage Investors, Inc.,
                          Depositor, Wilshire Credit Corporation, Servicer, and U.S. Bank National Association, Trustee for SURF
                          2006-BC2

1409 MLMI SURF 2006-BC3   Pooling & Servicing Agreement dated as of June 1, 2006 between Merrill Lynch Mortgage Investors, Inc.,
                          Depositor, Wilshire Credit Corporation, Servicer, and U.S. Bank National Association, Trustee for SURF
                          2006-BC3

1410 MLMI SURF 2006-AB2   Pooling & Servicing Agreement dated as of May 1, 2006 between Merrill Lynch Mortgage Investors, Inc.,
                          Depositor, Wilshire Credit Corporation, Servicer, and U.S. Bank National Association, Trustee for SURF
                          2006-AB2


(page)


1411 MLMI SURF 2006-AB3   Pooling & Servicing Agreement dated as of September 1, 2006 between Merrill Lynch Mortgage Investors,
                          Inc., Depositor, Wilshire Credit Corporation, Servicer, and U.S. Bank National Association, Trustee for
                          SURF 2006-AB3

1412 MLMI SURF 2006-BC4   Pooling & Servicing Agreement dated as of September 1, 2006 between Merrill Lynch Mortgage Investors,
                          Inc., Depositor, Wilshire Credit Corporation, Servicer, and U.S. Bank National Association, Trustee for
                          SURF 2006-BC4

1413 MLMI SURF 2006-BC5   Pooling & Servicing Agreement dated as of November 1, 2006 between Merrill Lynch Mortgage Investors, Inc.,
                          Depositor, Wilshire Credit Corporation, Servicer, and U.S. Bank National Association, Trustee for SURF
                          2006-BC5

1414 MLMI SURF 2007-BC1   Pooling & Servicing Agreement dated as of January 1, 2007 between Merrill Lynch Mortgage Investors, Inc.,
                          Depositor, Wilshire Credit Corporation, Servicer, and U.S. Bank National Association, Trustee for the
                          Specialty Underwriting and Residential Finance Trust, Series 2007-BC1

1415 MLMI SURF 2007-AB1   Pooling & Servicing Agreement dated as of March 1, 2007 between Merrill Lynch Mortgage Investors, Inc.,
                          Depositor, Wilshire Credit Corporation, Servicer, and U.S. Bank National Association, Trustee for the
                          Specialty Underwriting and Residential Finance Trust, Series 2007-AB1

1416 MLMI SURF 2007-BC2   Pooling & Servicing Agreement dated as of April 1, 2007 between Merrill Lynch Mortgage Investors, Inc.,
                          Depositor, Wilshire Credit Corporation, Servicer, and U.S. Bank National Association, Trustee for the
                          Specialty Underwriting and Residential Finance Trust, Series 2007-BC2

1502 MLMI 2007-HE1        Pooling & Servicing Agreement dated as of February 1, 2007 between Merrill Lynch Mortgage Investors, Inc.,
                          Depositor, Wilshire Credit Corporation, Servicer, and LaSalle Bank National Association, Trustee for the
                          Merrill Lynch Mortgage Investors Trust, Series 2007-HE1

1504 MLMI 2007-SD1        Pooling & Servicing Agreement dated as of May 1, 2007 between Merrill Lynch Mortgage Investors, Inc.,
                          Depositor, Wilshire Credit Corporation, Servicer, and LaSalle Bank National Association, Trustee for the
                          Merrill Lynch Mortgage investors Trust, Series 2007-SD1

1506 MLMI 2007-HE2        Pooling & Servicing Agreement dated as of March 1, 2007 between Merrill Lynch Mortgage Investors, Inc.,
                          Depositor, LaSalle Bank National Association, Master Servicer and Securities Administrator, Litton Loan
                          Servicing LP, Servicer, Wilshire Credit Corporation, Servicer, and Citibank, N.A., Trustee for the Merrill
                          Lynch Mortgage Investors Trust, Series 2007-HE2

1508 MLMI 2007-HE3        Pooling & Servicing Agreement dated as of May 1, 2007 between Merrill Lynch Mortgage Investors, Inc.,
                          Depositor, Wilshire Credit Corporation, Servicer, and LaSalle Bank National Association, Trustee for the
                          Merrill Lynch Mortgage Investors Trust, Series 2007-HE3

1602 MANA 2007-OAR1       MANA Series 2007-OAR1, Pooling and Servicing Agreement, dated as of February 1, 2007, among Merrill Lynch
                          Mortgage Investors, Inc., as depositor, Wells Fargo Bank, N.A., as master servicer and securities administrator, Wilshire Credit Corporation, as servicer, Central Mortgage Company, as servicer, and HSBC
                          Bank USA, National Association, as trustee

1603 MANA 2007-F1         MANA Series 2007-F1, The Reconstituted Servicing Agreement dated as of March 1, 2007 (the "Agreement"),
                          Merrill Lynch Mortgage Investors, Inc., (the "Depositor") and Wilshire Credit Corporation, (the
                          "Servicer").

1604 MANA 2007-A2         MANA Series 2007-A2, The Reconstituted Servicing Agreement dated as of March 1, 2007 (the "Agreement"),
                          Merrill Lynch Mortgage Investors, Inc., (the "Depositor") and Wilshire Credit Corporation, (the
                          "Servicer").

1605 MANA 2007-OAR2       MANA Series 2007-OAR2, Pooling and Servicing Agreement, dated as of March 1, 2007, among Merrill Lynch
                          Mortgage Investors, Inc., as depositor, Wells Fargo Bank, N.A., as master servicer and securities administrator, Wilshire Credit Corporation, as servicer, and HSBC Bank USA, National Association, as trustee

1606 MANA 2007-A3         MANA Series 2007-A3, The Reconstituted Servicing Agreement dated as of April 1, 2007 (the "Agreement"),
                          Merrill Lynch Mortgage Investors, Inc., (the "Depositor") and Wilshire Credit Corporation, (the
                          "Servicer").

1607 MANA 2007-AF1        MANA Series 2007-AF1, The Servicing Agreement dated as of May 1, 2007, (the "Agreement"), among Merrill
                          Lynch Mortgage Investors, Inc., (the "Depositor") and Wilshire Credit Corporation, (the "Servicer").


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1608 MANA 2007-OAR3       MANA Series 2007-OAR3, Pooling and Servicing Agreement, dated as of June 1, 2007, among Merrill Lynch
                          Mortgage Investors, Inc., as depositor, Wells Fargo Bank, N.A., as master servicer and securities administrator, Wilshire Credit Corporation, as servicer, and HSBC Bank USA, National Association, as trustee.

1612 BSSP 2007-EMX1       Pooling & Servicing Agreement dated as of October 1, 2007 between Bear Stearns Structured Products Inc.,
                          Depositor, Bear Stearns Structured Products Trust 2007-EMX1, Issuing Entity, Marathon Structured Finance
                          Fund, L.P., Sponsor, Wilshire Credit Corporation, Servicer and Wells Fargo Bank, N.A., Indenture Trustee
                          for the Bear Stearns Structured Products Trust, Series 2007-EMX1

1613 MLMBS 2007-3         MLMBS Series 2007-3, The Servicing Agreement dated as of July 1, 2007, (the "Agreement"), among Merrill
                          Lynch Mortgage Investors, Inc., (the "Depositor') and Wilshire Credit Corporation, (the "Servicer").

1616 ELAT 2007-1          Pooling & Servicing Agreement dated as of August 1, 2007 between Morgan Stanley ABS Capital Inc.,
                          Depositor, Wells Fargo Bank, National Association, Master Servicer, Securities Administrator and
                          Custodian, Wilshire Credit Corporation, Servicer and HSBC Bank USA, National Association, Trustee for the
                          Ellington Loan Acquisition Trust Series 2007-1

1617 MANA 2007-OAR5       MANA Series 2007-OAR5, The Servicing Agreement, dated as of October 1, 2007, (the "Agreement") among
                          Merrill Lynch Mortgage Investors, Inc., (the "Depositor") and Wilshire Credit Corporation, (the
                          "Servicer").

1622 ELAT 2007-2          Pooling & Servicing Agreement dated as of September 1, 2007 between Morgan Stanley ABS Capital I Inc.,
                          Depositor, Wells Fargo Bank, National Association, Master Servicer, Securities Administrator and
                          Custodian, Wilshire Credit Corporation, Servicer and HSBC Bank USA, National Association, Trustee for the
                          Ellington Loan Acquisition Trust Series 2007-2

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